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       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 5, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 3, 2005

                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                         0-7849                       22-1867895
--------------                 ----------------              -------------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

           475 STEAMBOAT ROAD, GREENWICH, CT                       06830
        ---------------------------------------                  ----------
        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         INCREASE IN DIRECTOR COMPENSATION.

         On May 3, 2005, the Compensation and Stock Option Committee of the Board of Directors of W. R. Berkley Corporation (the "Company") approved, subject to the approval of the Company's Board of Directors (which approval was subsequently obtained later that day), (i) an increase in the amount of the quarterly stipend to be paid to each director from $6,000 to $10,000; and (ii) a change in the formula relating to the number of shares of Company Common Stock (the "Common Stock") to be automatically granted under the Company's 1997 Directors' Stock Plan to each director as of the date of each annual meeting of the Company's stockholders who shall continue to serve as a director of the Company after the date of such annual meeting from (a) the number of shares determined by dividing $7,500 by the closing sale price of the Common Stock on the trading day next preceding the date of such annual meeting to (b) a fixed grant of 1,000 shares of Common Stock. The increased quarterly stipend will be effective as of July 1, 2005 and the new annual share grant will take effect at the Company's upcoming annual meeting on May 10, 2005.

         ISSUANCE OF NOTES.

         On May 4, 2005, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated. Pursuant to the Underwriting Agreement, the Company is issuing $200,000,000 principal amount of its 5.60% Senior Notes due 2015 (the "Securities") under the Indenture relating to Senior Debt Securities, dated as of February 14, 2003, between the Company and The Bank of New York, as trustee (the "Indenture"), as amended by a Fourth Supplemental Indenture, to be dated as of May 9, 2005 (the "Fourth Supplemental Indenture"). The Underwriting Agreement, the form of the Indenture and the Fourth Supplemental Indenture, an opinion of Willkie Farr & Gallagher LLP, counsel to the Company, as to the validity of the Securities, and the Computation of Earnings to Fixed Charges Ratio are filed as exhibits hereto and are incorporated herein by reference. The form of the Securities is included as Exhibit A to the form of the Fourth Supplemental Indenture.

         The Securities are issued pursuant to the Prospectus Supplement dated May 4, 2005 to the Prospectus dated December 23, 2003, filed as part of the Registration Statement on Form S-3 (Registration No. 333-109621; declared effective on December 23, 2003).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired:

                  None.

         (b)  Pro forma financial information:

                  None.

         (c)  Exhibits:

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                  1     Underwriting Agreement, dated as of May 4, 2005, between
                        the Company and Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated.

                  4.1   Form of Indenture between the Company and the Trustee*

                  4.2   Form  of  Fourth  Supplemental   Indenture  between  the
                        Company  and  the   Trustee,   including   form  of  the
                        securities as Exhibit A

                  5.1 Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities

                  12    Computation of Earnings to Fixed Charges Ratio

                  23.1  Consent of Willkie  Farr & Gallagher  LLP  (included  in
                        Exhibit 5.1 hereto)

* Incorporated by reference from Exhibit 4.1 to the Company's Current Report on Form 8-K, dated February 11, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      W. R. BERKLEY CORPORATION

                                      By        /S/  EUGENE G. BALLARD
                                        -------------------------------------
                                         Name:  Eugene G. Ballard
                                         Title: Senior Vice President, Chief
                                                Financial Officer and Treasurer

Date:  May 5, 2005

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                                  EXHIBIT INDEX

EXHIBIT:
--------

1 Underwriting Agreement, dated as of May 4, 2005, between the Company and Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated.

4.1   Form of Indenture between the Company and the Trustee*

4.2 Form of Fourth Supplemental Indenture between the Company and the Trustee, including form of the securities as Exhibit A

5.1 Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities

12    Computation of Earnings to Fixed Charges Ratio

23.1  Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto)

* Incorporated by reference from Exhibit 4.1 to the Company's Current Report on Form 8-K, dated February 11, 2003.